Quarterly Holdings Report
for
Fidelity® International Value Factor ETF
July 31, 2022
IVE-NPRT3-0922
1.9885311.104

Schedule of Investments July 31, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.5%
	Shares	Value
AUSTRALIA – 5.0%
Aristocrat Leisure Ltd.	15,415	$ 379,708
ASX Ltd.	7,397	455,565
BHP Group Ltd.	17,681	477,226
Fortescue Metals Group Ltd.	15,252	195,190
Macquarie Group Ltd.	4,029	509,235
Woodside Energy Group Ltd.	3,183	71,031
TOTAL AUSTRALIA		2,087,955
AUSTRIA – 0.6%
ams-OSRAM AG (a)	14,726	120,634
OMV AG	3,599	152,000
TOTAL AUSTRIA		272,634
CANADA – 12.3%
Alimentation Couche-Tard, Inc.	9,076	405,227
Bausch Health Cos., Inc. (a)	13,907	64,035
Canadian National Railway Co.	5,223	661,277
Canadian Natural Resources Ltd.	8,472	467,519
CGI, Inc. (a)	6,038	517,401
Fairfax Financial Holdings Ltd.	984	529,725
Fortis, Inc.	3,980	187,888
Manulife Financial Corp.	26,825	490,715
Onex Corp.	6,541	349,371
Power Corp. of Canada	15,392	418,029
Suncor Energy, Inc.	13,601	461,310
West Fraser Timber Co. Ltd.	5,713	534,539
TOTAL CANADA		5,087,036
CAYMAN ISLANDS – 1.3%
CK Asset Holdings Ltd.	32,000	226,041
CK Hutchison Holdings Ltd.	46,500	308,326
TOTAL CAYMAN ISLANDS		534,367
DENMARK – 0.8%
AP Moller - Maersk A/S Class B	121	327,943
TOTAL DENMARK		327,943
FRANCE – 11.0%
Atos SE (a)	6,531	79,912
AXA S.A.	15,496	354,721
BNP Paribas S.A.	7,464	350,091
Bouygues S.A.	14,050	422,619
Carrefour S.A.	15,873	269,317
Cie de Saint-Gobain	8,308	383,959
Euroapi S.A. (a)	264	4,443
LVMH Moet Hennessy Louis Vuitton SE	1,034	711,665
Publicis Groupe S.A.	6,927	366,576
Sanofi	6,017	596,406
Societe Generale S.A.	10,438	232,392
Sodexo S.A.	3,355	271,074

	Shares	Value

TotalEnergies SE	9,720	$ 493,171
TOTAL FRANCE		4,536,346
GERMANY – 9.2%
Allianz SE	2,329	421,093
Bayerische Motoren Werke AG	4,206	340,862
Daimler AG	6,503	379,413
Deutsche Bank AG	26,995	234,682
Deutsche Post AG	10,588	419,966
Fresenius Medical Care AG & Co. KGaA	5,170	190,621
Fresenius SE & Co. KGaA	8,733	222,170
HeidelbergCement AG	6,271	316,514
RWE AG	13,490	552,679
SAP SE	4,619	427,081
Vonovia SE	9,294	307,706
TOTAL GERMANY		3,812,787
HONG KONG – 1.3%
AIA Group Ltd.	52,600	529,357
TOTAL HONG KONG		529,357
ITALY – 1.0%
Enel SpA	83,392	417,415
TOTAL ITALY		417,415
JAPAN – 23.2%
Brother Industries Ltd.	23,400	433,859
Chubu Electric Power Co., Inc.	29,600	314,493
Daiwa House Industry Co. Ltd.	13,300	327,698
ENEOS Holdings, Inc.	46,000	176,118
Fujitsu Ltd.	3,600	498,721
Hitachi Ltd.	10,100	506,625
Honda Motor Co. Ltd.	17,200	436,016
Iida Group Holdings Co. Ltd.	18,800	305,808
Japan Tobacco, Inc.	33,900	605,584
Kajima Corp.	33,500	379,992
KDDI Corp.	11,400	366,096
Mitsubishi Corp.	15,400	454,914
Mitsubishi Electric Corp.	37,800	397,091
Mitsui & Co. Ltd.	19,600	429,030
Mizuho Financial Group, Inc.	36,000	426,532
NEC Corp.	10,200	373,580
Nippon Steel Corp.	34,100	502,634
Otsuka Holdings Co. Ltd.	12,100	430,403
Panasonic Holdings Corp.	43,400	355,253
SoftBank Group Corp.	8,300	348,085
Sony Group Corp.	6,700	586,281
Sumitomo Mitsui Financial Group, Inc.	14,500	445,578
Takeda Pharmaceutical Co. Ltd.	16,900	496,315
TOTAL JAPAN		9,596,706

Quarterly Report	2

Common Stocks – continued
	Shares	Value
LUXEMBOURG – 0.9%
ArcelorMittal S.A.	15,330	$ 373,821
TOTAL LUXEMBOURG		373,821
NETHERLANDS – 5.7%
ASML Holding N.V.	1,393	788,875
Koninklijke Ahold Delhaize N.V.	11,016	301,985
Koninklijke Philips N.V.	12,154	249,777
NN Group N.V.	6,505	302,987
Prosus N.V.	6,522	423,016
Randstad N.V.	5,497	276,047
TOTAL NETHERLANDS		2,342,687
SINGAPORE – 1.7%
CapitaLand Integrated Commercial Trust	78,500	123,747
Oversea-Chinese Banking Corp. Ltd.	34,200	288,607
Singapore Telecommunications Ltd.	148,000	279,326
TOTAL SINGAPORE		691,680
SPAIN – 0.8%
Banco Santander S.A.	131,930	328,235
TOTAL SPAIN		328,235
SWEDEN – 2.4%
Essity AB Class B	11,151	282,189
Securitas AB Class B (b)	52,540	527,969
Telefonaktiebolaget LM Ericsson	25,685	193,661
TOTAL SWEDEN		1,003,819
SWITZERLAND – 8.1%
Adecco Group AG	8,515	298,883
Galenica AG (c)	1,876	148,225
Nestle S.A.	9,204	1,125,277
Novartis AG	7,559	648,515
Roche Holding AG	2,163	716,307
UBS Group AG	25,487	414,391
TOTAL SWITZERLAND		3,351,598
UNITED KINGDOM – 14.2%
Anglo American PLC	12,981	465,999
Barclays PLC	131,308	251,156
British American Tobacco PLC	13,071	512,256
GSK PLC	21,739	457,023
Haleon PLC (a)	27,174	96,493

	Shares	Value

HSBC Holdings PLC	86,085	$ 538,136
Imperial Brands PLC	15,993	350,119
J Sainsbury PLC	84,651	227,656
Kingfisher PLC	99,089	311,824
RELX PLC	16,579	489,445
Rio Tinto PLC	8,600	515,366
Royal Mail PLC	62,037	213,494
Shell PLC	26,861	712,253
Standard Chartered PLC	40,086	275,220
Vodafone Group PLC	312,315	459,108
TOTAL UNITED KINGDOM		5,875,548
TOTAL COMMON STOCKS (Cost $46,565,469)		41,169,934
Money Market Funds – 1.3%

Fidelity Cash Central Fund, 2.01% (d)	20,642	20,646
Fidelity Securities Lending Cash Central Fund, 2.01%	524,881	524,933
TOTAL MONEY MARKET FUNDS (Cost $545,579)		545,579
TOTAL INVESTMENT IN SECURITIES – 100.8% (Cost $47,111,048)		41,715,513
NET OTHER ASSETS (LIABILITIES) (e) – (0.8%)		(350,469)
NET ASSETS – 100.0%		$ 41,365,044

Categorizations in the Schedule of Investments are based on country or territory of incorporation.
Legend
(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $148,225 or 0.4% of net assets.
(d)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.
(e)	Includes $9,661 of cash collateral to cover margin requirements for futures contracts.
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
ICE MSCI EAFE Index Contracts (United States)	2	September 2022	$195,210	$8,296	$8,296
The notional amount of futures purchased as a percentage of Net Assets is 0.5%
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 2.01%	$33,305	$6,299,338	$6,311,997	$ 253	$—	$—	$ 20,646	0.0%
Fidelity Securities Lending Cash Central Fund, 2.01%	—	1,793,521	1,268,588	3,677	—	—	$524,933	0.0%
Total	$33,305	$8,092,859	$7,580,585	$3,930	$—	$—	$545,579
Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Quarterly Report	4

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
5	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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Quarterly Report	6